FULL RECOURSE
                                   PROMISSORY NOTE


$19,687.50                                       Milpitas, California
                                                 April 1, 1998


FOR VALUE RECEIVED, Thomas M. Loarie ("Borrower") promises to pay to KeraVision, Inc., a Delaware corporation (the "Company"), the principal sum of Nineteen Thousand Six Hundred Eighty Seven Dollars and Fifty Cents ($19,687.50), together with interest on the unpaid principal hereof from the date hereof at the rate of 5.62% per annum, compounded semi-annually.
All principal and accrued interest shall be due and payable in full on the earliest of (a) April 1, 2002 or (b) the termination of Borrower's employment or consulting relationship with the Company for any reason (or for no reason). Payments of principal and interest shall be made in lawful money of the United States of America and shall be credited first to the accrued interest, with the remainder applied to principal.
Borrower may at any time prepay all or any portion of the principal or interest owing hereunder.
The holder of this Note shall have full recourse against Borrower. Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by Borrower.



                                                /s/Thomas M. Loarie
                Thomas M. Loari



















                                    FULL RECOURSE
                                  PROMISSORY NOTE


$55,312.50                                          Milpitas, California
                                                    April 1, 1998


FOR VALUE RECEIVED, Thomas M. Loarie ("Borrower") promises to pay to KeraVision, Inc., a Delaware corporation (the "Company"), the principal sum of Fifty Five Thousand Three Hundred Twelve Dollars and Fifty Cents ($55,312.50), together with interest on the unpaid principal hereof from the date hereof at the rate of 5.62% per annum, compounded semi-annually.
All principal and accrued interest shall be due and payable in full on the earliest of (a) April 1, 2002 or (b) the termination of Borrower's employment or consulting relationship with the Company for any reason (or for no reason). Payments of principal and interest shall be made in lawful money of the United States of America and shall be credited first to the accrued interest, with the remainder applied to principal.
Borrower may at any time prepay all or any portion of the principal or interest owing hereunder.
The holder of this Note shall have full recourse against Borrower. Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by Borrower.



                                                /s/Thomas M. Loarie
                                                Thomas M. Loarie